UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549
                             ----------------------


                                  SCHEDULE 14A
                                  ------------
           Proxy Statement Pursuant to Section 14(a) of the Securities
           -----------------------------------------------------------
                      Exchange Act of 1934 (Amendment No. )
                      -------------------------------------

Filed by the Registrant [_]   Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12


                         BANGLA PROPERTY MANAGEMENT INC.
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                        BANGLA PROPERTY MANAGEMENT, INC.
                        --------------------------------
                               3540 Albert Street
                      Regina, Saskatchewan, Canada, S4S 3P5

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
-----------------------------------------

To Be Held March 25, 2005

To the Shareholders of Bangla Property Management Inc.

Notice Hereby Is Given that a Special Meeting of Shareholders of Bangla Property Management Inc., a Colorado corporation (the "Company"), will be held at 3540 Albert Street, Regina, Saskatchewan, Canada, S4S 3P5 on March 25, 2005, 9:00 a.m., and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1.     Approval of Agreement and Plan of Merger

Proposal No. 2.     Approval of an Amendment to the Articles of Incorporation to
                    Change  the name of the  corporation  to  "China  Properties
                    Developments, Inc.

This Special Meeting is called as provided for by Colorado law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on February 24, 2005 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly by either mail, fax or email. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors

Shawn Erikson, President
Regina, Saskatchewan
February 24, 2005

                        BANGLA PROPERTY MANAGEMENT, INC.
                        --------------------------------
                               3540 Albert Street
                      Regina, Saskatchewan, Canada, S4S 3P5


                                 PROXY STATEMENT
                                 ---------------
                       Special Meeting of the Shareholders
                       -----------------------------------
                                 March 25, 2005
                                 --------------


General Information
-------------------
The enclosed Proxy is solicited by and on behalf of Management of Bangla Property Management, Inc., a Colorado corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held at the Company's office, 3540 Albert Street, Regina, Saskatchewan, Canada on March 25, 2005 at 9:00 a.m., and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before March 11, 2005.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

Summary Term Sheet with Respect to Proposal No. 1
-------------------------------------------------
The following summary highlights the material terms of the proposed Agreement and Plan of Merger. This summary does not contain all of the information that may be important for you to consider in evaluating the proposal. Please see
Proposal No. 1 on page 5 of this proxy statement and financial statements beginning on page F-1. You should read this entire proxy statement, the
Agreement  and Plan of Merger  and the other  documents  attached  to this proxy statement in their entirety to fully understand the proposal and its consequences to you before voting. A copy of the Agreement and Plan of Merger dated February 24, 2005 is attached to this proxy statement as an exhibit.

Principal Terms of the Agreement and Plan of Merger
---------------------------------------------------
     o The Agreement and Plan of Merger was executed by the parties on February 24, 2005.
     o Under Colorado law, Bangla needs the approval of its stockholders to consummate the Merger, as the number of shares to be issued pursuant to the Merger exceeds 20% of the outstanding prior to entering into the Merger Agreement. This proxy statement has been sent to the Bangla Shareholders to obtain such approval.
     o If approved by the Bangla shareholders, at closing of the Agreement and Plan of Merger, Bangla's China Property Holding, Inc., its wholly-owned subsidiary, Merger Sub, will acquire Wollaston, and its 90.28% ownership in its subsidiary JIAHUI in exchange for 22,675,000 shares of Bangla's common stock.
     o    China Property Holding Inc., will be then merged into Bangla.
     o    Wollaston will remain a subsidiary of Bangla.
     o The current officers and directors of Bangla shall appoint Ping'an Wu as the Chief Executive Officer and Director, Shuo (Steven) Lou as the Chief Financial Officer and Director, Yingming Wang as the Chief Operation Officer and Director, Xingguo Wang as Director and Mengzhou Li as Director. Immediately thereafter the current officers and directors of Bangla will resign.
     o The stockholders of Wollaston, as of the closing date of the Merger, will own approximately 75.6% of Bangla's common stock outstanding as of the closing date
     o For accounting purposes, this transaction will be accounted for as a reverse merger, since the stockholders of Wollaston will own a majority of the issued and outstanding shares of common stock of Bangla.

Advice to Beneficial Owners of Certain Shares
---------------------------------------------
Shareholders who do not hold their shares in their own name should note that only proxies from Shareholders whose names are registered as Shareholders on the records of the Company can submit the attached proxy or be recognized and vote at the Meeting. If a Shareholder's shares are registered under the name of a broker, financial institution or other agent, (a Beneficial Owner) then these shares can only be voted by the holding broker, financial institution or other agent. Such broker, financial institution or other agent are provided with sufficient copies of this Proxy Statement and the Annual Report to forward such materials to the Beneficial Owner. The broker, financial institution or other agent should provide the Beneficial Owner with instructions on how to submit the vote of their shares. In the event a Beneficial Owner wishes to attend and vote their shares at the Meeting, the Beneficial Owner must obtain a proxy from the broker, financial institution or other agent.

Annual Report
-------------
The Company's Annual Report to Shareholders for the fiscal year ended March 31, 2004, interim financial statements through December 31, 2004 and the Company's Report on Form 8-K dated February 24, 2005 have been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

Shares Outstanding and Voting Rights
------------------------------------
All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on February 24, 2005 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On February 24, 2005, the Company had 7,675,000 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting. No fractional shares are presently outstanding. Fifty percent of the Company's outstanding voting stock (3,837,500 shares) represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to pass all measures being presented to the Shareholders.

Dissenter's Rights
------------------
Pursuant to Article 113 of the Colorado Business Corporations Act, shareholders are entitled to dissent and obtain payment of the fair value of the shareholder's shares if the Agreement and Plan of Merger set forth in Proposal No. 1 is approved and consummated. A copy of Article 113 is attached to this Proxy Statement. A shareholder who wishes to assert dissenters' rights must, before the vote is taken, send written notice to the Company of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated and not vote the shares in favor of the proposed corporate action. If Proposal No. 1 is approved, the Company will provide written notice thereof to all shareholders who provided written notice of their intention to demand payment along with the information required by
Article 113 and instructions where demands for payments will be taken.

Request for Copy of Form 10KSB
------------------------------
Shareholders may request a copy of the Form 10KSB by writing to the Company's offices, 3540 Albert Street Regina, Saskatchewan, Canada, S4S 3P5, telephone
(306) 586-6643.

Date for Receipt of Shareholder Proposals
-----------------------------------------
Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, 3540 Albert Street Regina, Saskatchewan, Canada, S4S 3P5, no later than May 31, 2005.

Security Ownership of Certain Beneficial Owners and of Management
-----------------------------------------------------------------
The following table sets forth information, as of February 24, 2005, with respect to the beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and by the officers and directors of the Company based on 7,675,000 shares of common stock outstanding as of February 24, 2005 plus the number of shares underlying outstanding options.


Name and Address of                                    Common Stock      Percentage of Shares
Beneficial Owner           Title                       Ownership         Outstanding
-----------------------    ------------------------    --------------    --------------------

Shawn Erikson              President, CEO, Director              0               0.0%
3540 Albert Street
Regina, Saskatchewan
Canada, S4S 3P5

Edward Granados            Director                      1,500,000                21%
3540 Albert Street
Regina, Saskatchewan
Canada, S4S 3P5

Mark Christian             Director                      1,500,000                21%
3540 Albert Street
Regina, Saskatchewan
Canada, S4S 3P5

Proposal No. 1      Approval of Agreement and Plan of Merger
------------------------------------------------------------

The Board of Directors of the Company recommends that the shareholders approve the Agreement and Plan of Merger dated February 23, 2005. A copy of the Agreement and Plan of Merger is attached to this proxy statement as an exhibit. A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.


The Companies involved in the Agreement and Plan of Merger
----------------------------------------------------------

Bangla Property Management, Inc., is a Colorado corporation presently engaged in the business of providing property management and customer support services to residential property owners. Bangla is the Company requesting shareholder proxies.

China Property Holding, Inc., is a Colorado corporation formed by Bangla to effectuate the Agreement and Plan of Merger. It is referred to as the "Merger Sub" in the Agreement and Plan of Merger.

Wollaston Industrial Limited, ("Wollaston") is a British Virgin Islands ("BVI") limited liability corporation, which is the parent and management company of Xi'an Jialing Real Estate Co. Ltd. formed under the Company Law of the People's Republic of China ("Jiahui"), both of which are privately-held corporations. Wollaston's address, telephone and contact person are: Ping'an Wu, 111 Changan Middle Road, 15th Floor, Xi'an, China, telephone: 86 29 85257829.

The Business of Wollaston and Jiahui
------------------------------------
Wollaston was incorporated on April 21, 2004 in British Virgin Islands under the International Business Companies Act. It has two directors, Mr. Ping'an Wu and Mr. Shuo Lou. Its authorized capital is US$50,000 divided into 50,000 shares of US$1.00 par value with one vote per share.

Wollaston owns 90.28% of its subsidiary, Xi'an Jialing Real Estate Co. Ltd. formed under the Company Law of the People's Republic of China ("Jiahui"). Jiahui is a sino-foreign joint venture company formed on December 17, 1996 by Xi'an Xiangrui Real Estate Co. Ltd ("Xiangrui") and American JHL Industrial Limited ("JHL") in Xi'an, China. Jiahui's registered capital was initially 14 million RMB yuan (approximately US$ 1.7 million). JHL contributed 87.5% of the registered capital and Xiangrui contributed 12.5% of the registered capital initially. Jiahui has been engaging in real estate development and related services in China. In 1998, JHL invested an additional US$ 500,000 to complete the construction of Jiahui Tower in Xi'an. Jiahui currently has three directors, Zhang Er'you, Sun Jianmin and Gao Yan.

Jiahui  is  mainly  involves  in the  up-scale  realty  market  development  and
management  of  the  office  building,   commercial  estate,  and  the  high-end
residential building.

Jiahui Business Strategy
------------------------
Jiahui's business focuses on real estate development and management for local and Xi'an, Shaanxi Province. Jiahui provides high-quality, well-equipped residential, commercial, and office environment for all customs and tenants. Jiahui's real estate ensures high quality housing with state-of-the-art conditions. Aspired by the spirit of "Paint a brighter future with our passion and wisdom," Jiahui sets higher standards for the development of Xi'an real estate industry, as well as efficient management of assets and properties.

Jiahui, integrated and cooperated, truly believes in trust, creativity, smart and effective management. It is based on trust that we build our business, name, and cliental. It is creativity and good management that make us grow progress and succeed. We consider both shareholders and employees the owner of the company, who shares diligently his or her own responsibilities for the company.

Jiahui sits in the second largest commercial center of Xi'an- the Xiaozhai Area. Jiahui has its geographic advantages. Also strongly supported by Xi'an and local government, Jiahui is carrying out its goals to substantially raise and improve the living standards of Xi'an residents, and to make Xi'an the world first-class environment for office workers, commercial vendors and tourists from China and overseas.

Principal Terms of the Agreement and Plan of Merger
---------------------------------------------------
     o The Agreement and Plan of Merger was executed by the parties on February 23, 2005.
     o Under Colorado law, Bangla needs the approval of its stockholders to consummate the Merger, as the number of shares to be issued pursuant to the Merger exceeds 20% of the outstanding prior to entering into the Merger Agreement. This proxy statement has been sent to the Bangla Shareholders to obtain such approval.
     o If approved by the Bangla shareholders, at closing of the Agreement and Plan of Merger, Bangla's China Property Holding, Inc., its wholly-owned subsidiary, Merger Sub, will acquire Wollaston, and its 90.28% ownership in its subsidiary JIAHUI in exchange for 22,675,000 shares of Bangla's common stock.
     o    China Property Holding Inc., will be then merged into Bangla.
     o    Wollaston will remain a subsidiary of Bangla.
     o The current officers and directors of Bangla shall appoint Ping'an Wu as the Chief Executive Officer and Director, Shuo (Steven) Lou as the Chief Financial Officer and Director, Yingming Wang as the Chief Operation Officer and Director, Xingguo Wang as Director and Mengzhou Li as Director. Immediately thereafter the current officers and directors of Bangla will resign.
     o The stockholders of Wollaston, as of the closing date of the Merger, will own approximately 75.6% of Bangla's common stock outstanding as of the closing date.
     o For accounting purposes, this transaction will be accounted for as a reverse merger, since the stockholders of Wollaston will own a majority of the issued and outstanding shares of common stock of Bangla.

Regulatory Approval
-------------------
No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Agreement and Plan of Merger.

Reports, Opinions, Appraisals
-----------------------------
No reports, opinions, appraisals have been received from an outside party in connection with the Agreement and Plan of Merger.

Past contacts, transactions or negotiations.
--------------------------------------------
There were no prior contracts, transactions or negotiations between the parties prior to the Agreement and Plan of Merger.

Selected Financial Data.
------------------------
Pro-forma information is not provided because under the merger agreement, the acquired company has no continuing operations, and the pro-forma presentation would be identical to the financial statements of the acquiring company

Financial Information
---------------------
Financial Statements of Wollaston are attached to this proxy statement beginning on page F-1.


Proposal No. 2.     Amend the Articles of Incorporation to change of the Company
--------------------------------------------------------------------------------
name to "China Properties Developments, Inc."
---------------------------------------------

The Company's Articles of Incorporation currently specifies the name of the Company as "Bangla Property Management Inc." The Board of Directors is proposing an amendment to the Articles of Incorporation to change the Company's name to "China Properties Developments Inc." If the stockholders approve this proposal, Article One of the Articles of Incorporation will be amended to read in its entirety as follows:

1.   The entity name of the corporation is: China Properties Developments Inc.
------------------------------------------------------------------------------

Purpose and Effect of the Amendment
-----------------------------------

If Proposal No. 1 is approved by the shareholders, the Director believes that "China Properties Developments Inc." represents the Company's new business direction.

A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.

Exhibits
--------
The following exhibits are attached to this proxy statement:

     1.   Agreement and Plan of Merger dated February 23, 2005

     2.   Article  113  of the  Colorado  Business  Corporation  Act-Dissenter's
          Rights

     3.   Financial Statements of Wollaston